UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

OSL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32658	98-0441032
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1669 Edgewood Road, Suite 214 Yardley, PA	19067
(Address of principal executive offices)	(Zip Code)

(845) 363-6776
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to: (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01.     Entry Into a Material Definitive Agreement.

On April 17, 2015, Independence LED Lighting, LLC (“ILED”) and Go Green Hydroponics Inc. (“Go Green”), a wholly owned subsidiary of OSL Holdings Inc. (the “Company”), entered into an agreement (the “Agreement”) to create a pilot program to assess the level of interest in a private label version of ILED’s grow light in Go Green’s retail hydroponics store in Los Angeles, California. Under the Agreement, ILED will provide Go Green a number of grow light displays to demonstrate the ILED fixtures to be sold at Go Green’s retail location. ILED will pay Go Green a 7.5% lead commission for certain purchase orders trackable to Go Green, and ILED will also pay to Go Green a 20% share of collected revenues from sales made as a result of efforts by Go Green’s staff at Go Green’s retail store.

The preceding description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

On April 22, 2015, the Company issued a press release regarding the Agreement and certain related matters. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 and the press release included as Exhibit 99.1 of Item 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Item 9.01.     Financial Statements and Events.

The following Exhibits are filed as part of this Current Report.

(d) Exhibits.

Exhibit No.	Description

10.1	Independence LED and Go Green Grow Light In Store Pilot Program, Revenue Sharing and Private Labeling Agreement dated April 17, 2015

99.1	Press Release dated April 22, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL HOLDINGS INC.

Date: April 22, 2015	By:	/s/ Robert H. Rothenberg
Robert H. Rothenberg, Chief Executive Officer